UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2024

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On March 6, 2024, Grove Collaborative Holdings, Inc. (the "Company") issued a press release announcing its earnings for the quarter and year ended December 31, 2023. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language within such filings except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

Investor Presentation

On March 6, 2024, the Company posted an investor presentation on its investor relations website at investors.grove.co, which may be used in presentations by the Company's management to investors, analysts and others from time to time. A copy of this presentation is furnished as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such filing. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.2 that is provided solely in connection with Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 6, 2024 announcing the Company's earnings for the fourth quarter and year ended December 31, 2023
99.2	Supplemental slides provided in connection with the Company’s fourth quarter and fiscal year 2023 earnings call
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Sergio Cervantes
Name:	Sergio Cervantes
Title:	Chief Financial Officer
Date: March 6, 2024